                                                                    EXHIBIT 20.4


                  Arcadia Automobile Receivables Trust 1998 - C

                         Monthly Servicer's Certificate



           Accounting Date:                           July 31, 1999
                                                    ---------------
           Determination Date:                       August 6, 1999
                                                    ---------------
           Distribution Date:                       August 16, 1999
                                                    ---------------
           Monthly Period Ending:                     July 31, 1999
                                                    ---------------

           This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of September 1, 1998, among Arcadia Automobile Receivables Trust, 1998-C (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

           Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


    I.     Collection  Account  Summary

           Available Funds:
                  Payments Received                                               $17,335,258.76
                  Liquidation Proceeds (excluding Purchase Amounts)                $1,908,723.62
                  Current Monthly Advances                                            229,077.52
                  Amount of withdrawal, if any, from the Spread Account                    $0.00
                  Monthly Advance Recoveries                                         (182,955.46)
                  Purchase Amounts - Warranty and Administrative Receivables               $0.00
                  Purchase Amounts - Liquidated Receivables                                $0.00
                  Income from investment of funds in Trust Accounts                   $76,893.09
                                                                                  ---------------
           Total Available Funds                                                                                    $19,366,997.53
                                                                                                                    ==============

           Amounts Payable on Distribution Date:
                  Reimbursement of Monthly Advances                                        $0.00
                  Backup Servicer Fee                                                      $0.00
                  Basic Servicing Fee                                                $499,071.42
                  Trustee and other fees                                                   $0.00
                  Class A-1  Interest Distributable Amount                                 $0.00
                  Class A-2  Interest Distributable Amount                           $664,877.11
                  Class A-3  Interest Distributable Amount                         $1,606,500.00
                  Noteholders' Principal Distributable Amount                     $14,398,905.70
                  Amounts owing and not paid to Security Insurer under
                       Insurance Agreement                                                 $0.00
                  Supplemental Servicing Fees (not otherwise paid to Servicer)             $0.00
                  Spread Account Deposit                                           $2,197,643.31
                                                                                  ---------------
           Total Amounts Payable on Distribution Date                                                               $19,366,997.53
                                                                                                                    ==============


                                 Page 1 (1998-C)

   II.     Available  Funds

           Collected Funds (see V)
                  Payments Received                                                   $17,335,258.76
                  Liquidation Proceeds (excluding Purchase Amounts)                    $1,908,723.62                $19,243,982.38
                                                                                     --------------

           Purchase Amounts                                                                                                  $0.00

           Monthly Advances
                  Monthly Advances - current Monthly Period (net)                         $46,122.06
                  Monthly Advances - Outstanding Monthly Advances
                     not otherwise reimbursed to the Servicer                                  $0.00                    $46,122.06
                                                                                     --------------

           Income from investment of funds in Trust Accounts                                                            $76,893.09
                                                                                                                    --------------

           Available Funds                                                                                          $19,366,997.53
                                                                                                                    ==============

   III.    Amounts  Payable  on  Distribution  Date

              (i)(a)   Taxes due and unpaid with respect to the Trust
                       (not otherwise paid by OFL or the Servicer)                                                           $0.00

              (i)(b)   Outstanding Monthly Advances (not otherwise reimbursed
                       to Servicer and to be reimbursed on the Distribution Date)                                            $0.00

              (i)(c)   Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                       $0.00

               (ii)    Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
                            Owner Trustee                                                      $0.00
                            Administrator                                                      $0.00
                            Indenture Trustee                                                  $0.00
                            Indenture Collateral Agent                                         $0.00
                            Lockbox Bank                                                       $0.00
                            Custodian                                                          $0.00
                            Backup Servicer                                                    $0.00
                            Collateral Agent                                                   $0.00                         $0.00
                                                                                     ---------------

             (iii)(a)  Basic Servicing Fee (not otherwise paid to Servicer)                                            $499,071.42

             (iii)(b)  Supplemental Servicing Fees (not otherwise paid to Servicer)                                          $0.00

             (iii)(c)  Servicer reimbursements for mistaken deposits or postings of checks
                       returned for insufficient funds (not otherwise reimbursed to Servicer)                                $0.00

              (iv)     Class A-1  Interest Distributable Amount                                                              $0.00
                       Class A-2  Interest Distributable Amount                                                        $664,877.11
                       Class A-3  Interest Distributable Amount                                                      $1,606,500.00

               (v)     Noteholders' Principal Distributable Amount
                            Payable to Class A-1 Noteholders                                                                 $0.00
                            Payable to Class A-2 Noteholders                                                        $14,398,905.70
                            Payable to Class A-3 Noteholders                                                                 $0.00
                            Payable to Class A-4 Noteholders                                                                 $0.00
                            Payable to Class A-5 Noteholders                                                                 $0.00

             (vii)     Unpaid principal balance of the Class A-1 Notes after deposit to the Note
                       Distribution Account of any funds in the Class A-1 Holdback Subaccount
                       (applies only on the Class A-1 Final Scheduled Distribution Date)                                     $0.00

              (ix)     Amounts owing and not paid to Security Insurer under Insurance Agreement                              $0.00
                                                                                                                    --------------

                       Total amounts payable on Distribution Date                                                   $17,169,354.22
                                                                                                                    ==============


                                 Page 2 (1998-C)

IV.  Calculation  of  Credit  Enhancement  Fee ("Spread Account Deposit"); withdrawal from
     Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and
     Class A-1 Maturity Shortfall

     Spread Account deposit:
         Amount of excess, if any, of Available Funds
            over total amounts payable (or amount of such
            excess up to the Spread Account Maximum Amount)                                                      $2,197,643.31

     Reserve Account Withdrawal on any Determination Date:
         Amount of excess, if any, of total amounts payable over Available Funds
            (excluding amounts payable under item (vii) of Section III)                                                  $0.00

         Amount available for withdrawal from the Reserve Account (excluding the
            Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
            (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect
            of transfers of Subsequent Receivables)                                                                      $0.00

         (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the
            Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

         Amount of withdrawal, if any, from the Reserve Account                                                          $0.00

     Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:
         Amount by which (a) the remaining principal balance of the Class A-1 Notes
         exceeds (b) Available Funds after payment of amounts set forth in item (v) of Section III                       $0.00

         Amount available in the Class A-1 Holdback Subaccount                                                           $0.00

         (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v)
          of Section III) shall be withdrawn by the Indenture Trustee from the
         Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution
         Account for payment to the Class A-1 Noteholders)

         Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                            $0.00

     Deficiency Claim Amount:
         Amount of excess, if any, of total amounts payable over funds available for withdrawal
         from Reserve Amount, the Class A-1 Holdback Subaccount  and Available Funds                                     $0.00
         (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

     Pre-Funding Account Shortfall:
         Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2
         Prepayment Amount, and the Class A-3 Prepayment Amount over (b) the amount on deposit
         in the Pre-Funding Account                                                                                      $0.00

     Class A-1 Maturity Shortfall:
         Amount of excess, if any, on the Class A-1 Final Scheduled Distribution Date, of (a)
         the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or
         pursuant to a withdrawal from the Class A-1 Holdback Subaccount.                                                $0.00

     (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity
     Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the
     Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the
     Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)


                                 Page 3 (1998-C)

    V.     Collected Funds

           Payments Received:
                Supplemental Servicing Fees                                                       $0.00
                Amount allocable to interest                                               6,302,632.09
                Amount allocable to principal                                             11,032,626.67
                Amount allocable to Insurance Add-On Amounts                                      $0.00
                Amount allocable to Outstanding Monthly Advances (reimbursed to the
                   Servicer prior to deposit in the Collection Account)                           $0.00
                                                                                         --------------

           Total Payments Received                                                                              $17,335,258.76

           Liquidation Proceeds:
                Gross amount realized with respect to Liquidated Receivables               1,911,013.17

                Less: (i) reasonable expenses incurred by Servicer
                   in connection with the collection of such Liquidated
                   Receivables and the repossession and disposition
                   of the related Financed Vehicles and (ii) amounts
                   required to be refunded to Obligors on such Liquidated Receivables         (2,289.55)
                                                                                         --------------

           Net Liquidation Proceeds                                                                              $1,908,723.62

           Allocation of Liquidation Proceeds:
                Supplemental Servicing Fees                                                       $0.00
                Amount allocable to interest                                                      $0.00
                Amount allocable to principal                                                     $0.00
                Amount allocable to Insurance Add-On Amounts                                      $0.00
                Amount allocable to Outstanding Monthly Advances (reimbursed to the
                   Servicer prior to deposit in the Collection Account)                           $0.00                  $0.00
                                                                                         --------------        ---------------

           Total Collected Funds                                                                                $19,243,982.38
                                                                                                               ===============

   VI.     Purchase Amounts Deposited in Collection Account

           Purchase Amounts - Warranty Receivables                                                                       $0.00
                 Amount allocable to interest                                                     $0.00
                 Amount allocable to principal                                                    $0.00
                 Amount allocable to Outstanding Monthly Advances (reimbursed to the
                    Servicer prior to deposit in the Collection Account)                          $0.00

           Purchase Amounts - Administrative Receivables                                                                 $0.00
                Amount allocable to interest                                                      $0.00
                Amount allocable to principal                                                     $0.00
                Amount allocable to Outstanding Monthly Advances (reimbursed to the
                   Servicer prior to deposit in the Collection Account)                           $0.00
                                                                                         --------------

           Total Purchase Amounts                                                                                        $0.00
                                                                                                               ===============

   VII.    Reimbursement of Outstanding Monthly Advances

           Outstanding Monthly Advances                                                                            $393,356.55

           Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                Payments received from Obligors                                           ($182,955.46)
                Liquidation Proceeds                                                             $0.00
                Purchase Amounts - Warranty Receivables                                          $0.00
                Purchase Amounts - Administrative Receivables                                    $0.00
                                                                                         --------------

           Outstanding Monthly Advances to be netted against Monthly
              Advances for the current Monthly Period                                                              ($182,955.46)

           Outstanding Monthly Advances to be reimbursed out of
              Available Funds on the Distribution Date                                                             ($182,955.46)

           Remaining Outstanding Monthly Advances                                                                   $210,401.09

           Monthly Advances - current Monthly Period                                                                $229,077.52
                                                                                                               ----------------

           Outstanding Monthly Advances - immediately following the Distribution Date                               $439,478.61
                                                                                                               ================


                                 Page 4 (1998-C)



VIII.    Calculation  of  Interest  and  Principal  Payments

A.  Calculation  of  Principal  Distribution  Amount

           Payments received allocable to principal                                                            $11,032,626.67
           Aggregate of Principal Balances as of the Accounting Date of all
              Receivables that became Liquidated Receivables
              during the Monthly Period                                                                         $3,366,279.03
           Purchase Amounts - Warranty Receivables allocable to principal                                               $0.00
           Purchase Amounts - Administrative Receivables allocable to principal                                         $0.00
           Amounts withdrawn from the Pre-Funding Account                                                               $0.00
           Cram Down Losses                                                                                             $0.00
                                                                                                              ---------------

           Principal Distribution Amount                                                                       $14,398,905.70
                                                                                                              ===============

B.  Calculation of Class A-1 Interest Distributable Amount

           Class A-1 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-1 Noteholders on such Distribution Date)              $0.00

           Multiplied by the Class A-1 Interest Rate                                       5.4700%

           Multiplied by actual days in the period or in the case of the first
           Distribution Date, by 23/360                                                 0.08888889                      $0.00
                                                                                    --------------

           Plus any unpaid Class A-1 Interest Carryover Shortfall                                                           -
                                                                                                              ---------------

           Class A-1 Interest Distributable Amount                                                                      $0.00
                                                                                                              ===============

C.  Calculation of Class A-2 Interest Distributable Amount

           Class A-2 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-2 Noteholders on such Distribution Date)     $139,108,563.08

           Multiplied by the Class A-2 Interest Rate                                         5.377%

           Multiplied by actual days in the period or in the case of the first
           Distribution Date, by 23/360                                                 0.08888889               $664,877.11
                                                                                                              --------------

           Plus any unpaid Class A-2 Interest Carryover Shortfall                                                          -
                                                                                                              --------------

           Class A-2 Interest Distributable Amount                                                               $664,877.11
                                                                                                              ==============

D.  Calculation of Class A-3 Interest Distributable Amount

           Class A-3 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-3 Noteholders on such Distribution Date)      $340,000,000.00

           Multiplied by the Class A-3 Interest Rate                                          5.670%

           Multiplied by 1/12 or in the case of the first Distribution Date,
           by 23/360                                                                     0.08333333            $1,606,500.00
                                                                                   ----------------

           Plus any unpaid Class A-3 Interest Carryover Shortfall                                                      $0.00
                                                                                                               --------------

           Class A-3 Interest Distributable Amount                                                              $1,606,500.00
                                                                                                               ==============


                                 Page 5 (1998-C)


G.  Calculation of Noteholders' Interest Distributable Amount

           Class A-1 Interest Distributable Amount                                          $0.00
           Class A-2 Interest Distributable Amount                                    $664,877.11
           Class A-3 Interest Distributable Amount                                  $1,606,500.00

           Noteholders' Interest Distributable Amount                                                           $2,271,377.11
                                                                                                               ==============

H.  Calculation of Noteholders' Principal Distributable Amount:

           Noteholders' Monthly Principal Distributable Amount:

           Principal Distribution Amount                                           $14,398,905.70

           Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution
           Amount, the initial principal balance of the Class A-2 Notes over the
           Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for the preceding
           Distribution Date minus that portion of the Principal Distribution
           Amount applied to retire the Class A-1 Notes and (iii) for each
           Distribution Date thereafter, outstanding principal balance of the
           Class A-2 Notes on the Determination Date over the Aggregate
           Principal Balance (plus any funds remaining on deposit in the
           Pre-Funding Account) as of the Accounting Date for the preceding
           Distribution Date)                                                               100.00%            $14,398,905.70
                                                                                                               --------------

           Unpaid Noteholders' Principal Carryover Shortfall                                                            $0.00
                                                                                                               --------------

           Noteholders' Principal Distributable Amount                                                         $14,398,905.70
                                                                                                               ==============

I.  Application of Noteholders' Principal Distribution Amount:

           Amount of Noteholders' Principal Distributable Amount payable to Class A-1 Notes
           (equal to entire Noteholders' Principal Distributable Amount until the principal balance
           of the Class A-1 Notes is reduced to zero)                                                                   $0.00
                                                                                                               ==============

           Amount of Noteholders' Principal Distributable Amount payable to Class A-2 Notes
           (no portion of the Noteholders' Principal Distributable Amount is payable to the Class A-2
           Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
           thereafter, equal to the entire Noteholders' Principal Distributable Amount)                        $14,398,905.70
                                                                                                               ==============

   IX.     Pre-Funding Account

           A.  Withdrawals from Pre-Funding Account:

           Amount on deposit in the  Pre-Funding Account as of the preceding
              Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
                                                                                                                        $0.41

           Less:  withdrawals from the Pre-Funding Account in respect of transfers of
              Subsequent Receivables to the Trust occurring on a Subsequent Transfer Date
              (an amount equal to (a) $0 (the aggregate Principal Balance of Subsequent
              Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer of
              Subsequent Receivables over (ii) $0))                                                                     $0.00

           Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the November 1998
              Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been
              Pre-Funding Account has been reduced to $100,000 or less as of the Distribution Date (see B below)        $0.00
                                                                                                               ---------------

           Amount remaining on deposit in the Pre-Funding Account after
              Distribution Date
                                                                                            $0.41
                                                                                    ---------------
                                                                                                                        $0.41
                                                                                                               ==============


                                 Page 6 (1998-C)

       B.  Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

       Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the
          Funding Period or the Pre-Funded Amount being reduced to $100,000 or less on any
          Distribution Date                                                                                              $0.00

       Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share
          (based on the respective current outstanding principal balance of each class of Notes
          of the Pre-Funded Amount as of the Distribution Date)                                                          $0.00

       Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share
          (based on the respective current outstanding principal balance of each class of Notes
          of the Pre-Funded Amount as of the Distribution Date)                                                          $0.00

       Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share
          (based on the respective current outstanding principal balance of each class of Notes
          of the Pre-Funded Amount as of the Distribution Date)                                                          $0.00

       C.  Prepayment Premiums:

       Class A-1 Prepayment Premium                                                                                      $0.00
       Class A-2 Prepayment Premium                                                                                      $0.00
       Class A-3 Prepayment Premium                                                                                      $0.00

X.     Reserve Account

       Requisite Reserve Amount:

       Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes,
          Class A-2 Notes, Class A-3 Notes.

       Product of (x) weighted average of the Class A-1, A-2, and A-3, Interest Rate
       (based on outstanding Class A-1, A-2, and A-3, principal balance), divided by 360           5.5533%
       (y) (the Pre-Funded Amount on such Distribution Date)                                          0.00
       (z) (the number of days until the November 1998 Distribution Date))                               0
                                                                                                                             -
       Less the product of (x) 2.5% divided by 360,                                                  2.50%
       (y) the Pre-Funded Amount on such Distribution Date and,                                       0.00
       (z) the number of days until the November 1998 Distribution Date                                  0               $0.00
                                                                                                                --------------

       Requisite Reserve Amount                                                                                          $0.00
                                                                                                                ==============

       Amount on deposit in the Reserve Account (other than the Class A-1 Holdback
          Subaccount) as of the preceding Distribution Date or, in the case of the first
          Distribution Date, as of the Closing Date                                                                      $0.00

       Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the
          Reserve Account (other than the Class A-1 Holdback Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn
          from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                                $0.00

       Less: the excess, if any, of the amount on deposit in the Reserve Account (other than the Class A-1
          Holdback Subaccount) over the Requisite Reserve Amount (and amount withdrawn from the
          Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee from amounts withdrawn from the
          Pre-Funding Account in respect of transfers of Subsequent Receivables)                                         $0.00

       Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback Subaccount)
          to cover the excess, if any, of total amount payable over Available Funds (see IV above)                       $0.00
                                                                                                                --------------

       Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
          Subaccount) after the Distribution Date                                                                        $0.00
                                                                                                                ==============


                                 Page 7 (1998-C)

 XI.  Class A-1 Holdback Subaccount:

      Class A-1 Holdback Amount:

      Class A-1 Holdback Amount as of preceding Distribution Date or the
         Closing Date, as applicable,                                                                                         $0.00

      Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the
         Original Pool Balance after giving effect to the transfer of
         Subsequent Receivables on the Distribution Date or on a Subsequent
         Transfer Date preceding the Distribution Date))                                                                          0

      Less withdrawal, if any, of amount from the Class A-1 Holdback
         Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                                                    $0.00

      Less withdrawal, if any, of amount remaining in the Class A-1 Holdback
         Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of withdrawal to be
         released by the Indenture Trustee)                                                                                   $0.00
                                                                                                                    ---------------

      Class A-1 Holdback Subaccount immediately following the Distribution Date                                               $0.00
                                                                                                                    ===============

 XII. Calculation of Servicing Fees

      Aggregate Principal Balance as of the first day of the Monthly Period       $479,108,562.67
      Multiplied by Basic Servicing Fee Rate                                                 1.25%
      Multiplied by months per year                                                    0.08333333
                                                                                  ---------------

      Basic Servicing Fee                                                                            $499,071.42

      Less: Backup Servicer Fees                                                                           $0.00

      Supplemental Servicing Fees                                                                          $0.00
                                                                                                     -----------

      Total of Basic Servicing Fees and Supplemental Servicing Fees                                                     $499,071.42
                                                                                                                    ===============

XIII. Information for Preparation of Statements to Noteholders

         a.   Aggregate principal balance of the Notes as of first day of Monthly Period
                   Class A-1 Notes                                                                                            $0.00
                   Class A-2 Notes                                                                                  $139,108,563.08
                   Class A-3 Notes                                                                                  $340,000,000.00

         b.   Amount distributed to Noteholders allocable to principal
                   Class A-1 Notes                                                                                            $0.00
                   Class A-2 Notes                                                                                   $14,398,905.70
                   Class A-3 Notes                                                                                            $0.00

         c.   Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                   Class A-1 Notes                                                                                            $0.00
                   Class A-2 Notes                                                                                  $124,709,657.38
                   Class A-3 Notes                                                                                  $340,000,000.00

         d.   Interest distributed to Noteholders
                   Class A-1 Notes                                                                                            $0.00
                   Class A-2 Notes                                                                                      $664,877.11
                   Class A-3 Notes                                                                                    $1,606,500.00

         e.   1.  Class A-1 Interest Carryover Shortfall, if any (and change in amount from preceding statement)              $0.00
              2.  Class A-2 Interest Carryover Shortfall, if any (and change in amount from preceding statement)              $0.00
              3.  Class A-3 Interest Carryover Shortfall, if any (and change in amount from preceding statement)              $0.00

         f.   Amount distributed payable out of amounts withdrawn from or pursuant to:
              1.  Reserve Account                                                                          $0.00
              2.  Class A-1 Holdback Subaccount                                                            $0.00
              3.  Claim on the Note Policy                                                                 $0.00

         g.   Remaining Pre-Funded Amount                                                                                     $0.41

         h.   Remaining Reserve Amount                                                                                        $0.00


                                 Page 8 (1998-C)

         i.   Amount on deposit on Class A-1 Holdback Subaccount                                $0.00

         j.   Prepayment amounts
                   Class A-1 Prepayment Amount                                                  $0.00
                   Class A-2 Prepayment Amount                                                  $0.00
                   Class A-3 Prepayment Amount                                                  $0.00

         k.    Prepayment Premiums
                   Class A-1 Prepayment Premium                                                 $0.00
                   Class A-2 Prepayment Premium                                                 $0.00
                   Class A-3 Prepayment Premium                                                 $0.00

         l.   Total of Basic Servicing Fee, Supplemental Servicing Fees and
                 other fees, if any, paid by the Trustee on behalf of the Trust           $499,071.42

         m.   Note Pool Factors (after giving effect to distributions on the
                 Distribution Date)
                   Class A-1 Notes                                                         0.00000000
                   Class A-2 Notes                                                         0.64283329
                   Class A-3 Notes                                                         1.00000000


   XVI.    Pool Balance and Aggregate Principal Balance

              Original Pool Balance at beginning of Monthly Period                    $599,999,999.59
              Subsequent Receivables                                                                -
                                                                                      ---------------
              Original Pool Balance at end of Monthly Period                          $599,999,999.59
                                                                                      ===============

              Aggregate Principal Balance as of preceding Accounting Date             $479,108,562.67
              Aggregate Principal Balance as of current Accounting Date               $464,709,656.97


           Monthly Period Liquidated Receivables                            Monthly Period Administrative Receivables
                                              Loan #        Amount                       Loan #                              Amount
                                see attached listing     3,366,279.03            see attached listing                            -
                                                                $0.00                                                         $0.00
                                                                $0.00                                                         $0.00
                                                        -------------                                                         -----
                                                        $3,366,279.03                                                         $0.00
                                                        =============                                                         =====

  XVIII.   Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date)
              of all Receivables delinquent more than 30 days with
              respect to all or any portion of a Scheduled Payment
              as of the Accounting Date                                                 20,711,202.10

           Aggregate Principal Balance as of the Accounting Date                      $464,709,656.97
                                                                                     -----------------

           Delinquency Ratio                                                                                            4.45680476%
                                                                                                                    ===============

           IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.

                                       ARCADIA  FINANCIAL  LTD.

                                       By:
                                              ---------------------------------

                                       Name:  Scott R. Fjellman
                                              ---------------------------------
                                       Title: Vice President / Securitization


                                 Page 9 (1998-C)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - C

                             PERFORMANCE INFORMATION

           FOR THE MONTHLY PERIOD ENDING           JULY 31, 1999

 I.     ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION            $600,000,000

                             AGE OF POOL (IN MONTHS)                          11

II.     Delinquency Ratio

        Sum of Principal Balances (as of the Accounting Date)
           of all Receivables delinquent more than 30 days with
           respect to all or any portion of a Scheduled Payment
           as of the Accounting Date                                                 $20,711,202.10

        Aggregate Principal Balance as of the Accounting Date                       $464,709,656.97
                                                                                    ----------------

        Delinquency Ratio                                                                                       4.45680476%
                                                                                                           ===============


III.    Average Delinquency Ratio

        Delinquency ratio - current Determination Date                                  4.45680476%

        Delinquency ratio - preceding Determination Date                                3.92190447%

        Delinquency ratio - second preceding Determination Date                         4.13491900%
                                                                                    --------------

        Average Delinquency Ratio                                                                               4.17120941%
                                                                                                           ===============

IV.     Default Rate

        Cumulative balance of defaults as of the preceding
          Accounting Date                                                                                   $17,196,080.71

              Add: Sum of Principal Balances (as of the Accounting
                   Date)
                      of Receivables that became Liquidated
                      Receivables during the Monthly Period or that
                      became Purchased Receivables during Monthly
                      Period (if delinquent more than 30 days with
                      respect to any portion of a Scheduled
                      Payment at time of purchase)                                                            $3,366,279.03
                                                                                                           ----------------

        Cumulative balance of defaults as of the current Accounting
          Date                                                                                               $20,562,359.74

                   Sum of Principal Balances (as of the Accounting
                      Date) of 90+ day delinquencies                                                           4,373,872.28

                      Percentage of 90+ day delinquencies applied
                         to defaults                                                         100.00%          $4,373,872.28
                                                                                    ---------------        ----------------

        Cumulative balance of defaults and 90+ day delinquencies
          as of the current Accounting Date                                                                  $24,936,232.02
                                                                                                           ================

 V.     Cumulative Default Rate as a % of Original Principal Balance
          (plus 90+ day delinquencies)

        Cumulative Default Rate - current Determination Date                             4.1560387%

        Cumulative Default Rate - preceding Determination Date                           3.6235632%

        Cumulative Default Rate - second preceding Determination Date                    3.1748474%


                                 Page 1 (1998-C)

 VI.     Net Loss Rate

         Cumulative net losses as of the preceding Accounting Date                                                   $7,354,972.37

              Add: Aggregate of Principal Balances as of the Accounting Date
                      (plus accrued and unpaid interest theron to the end of the
                      Monthly Period) of all Receivables that became Liquidated
                      Receivables or that became Purchased Receivables
                      and that were delinquent more than 30 days with
                      respect to any portion of a Scheduled Payment as of the
                      Accounting Date                                                         $3,366,279.03
                                                                                          -----------------

                   Liquidation Proceeds received by the Trust                                ($1,908,723.62)         $1,457,555.41
                                                                                          -----------------         --------------

         Cumulative net losses as of the current Accounting Date                                                     $8,812,527.78

              Sum of Principal Balances (as of the Accounting Date)
                 of 90+ day delinquencies                                                     $4,373,872.28

                   Percentage of 90+ day delinquencies applied to losses                              50.00%         $2,186,936.14
                                                                                          -----------------         --------------

         Cumulative net losses and 90+ day delinquencies as of the current Accounting Date                          $10,999,463.92
                                                                                                                    ==============

 VII.    Cumulative Net Loss Rate as a % of Original Principal Balance (plus 90+ day delinquencies)

         Cumulative Net Loss Rate - current Determination Date                                                           1.8332440%

         Cumulative Net Loss Rate - preceding Determination Date                                                         1.6046036%

         Cumulative Net Loss Rate - second preceding Determination Date                                                  1.4031721%

VIII.    Classic/Premier Loan Detail

                                                            Classic                     Premier                       Total
                                                            -------                     -------                       -----
         Aggregate Loan Balance, Beginning              337,823,115.93              $141,285,446.74             $479,108,562.67
           Subsequent deliveries of Receivables                                                                            0.00
           Prepayments                                  ($3,132,984.67)               (1,555,589.24)              (4,688,573.91)
           Normal loan payments                         ($4,265,789.54)               (2,078,263.22)              (6,344,052.76)
           Liquidated Receivables                       ($2,611,072.73)                 (755,206.30)              (3,366,279.03)
           Administrative and Warranty Receivables                0.00                         0.00                        0.00
                                                       -------------------------------------------------------------------------
         Aggregate Loan Balance, Ending                $327,813,268.99              $136,896,387.98             $464,709,656.97
                                                       =========================================================================
         Delinquencies                                  $16,523,292.58                 4,187,909.52              $20,711,202.10
         Recoveries                                      $1,497,134.88                  $411,588.74               $1,908,723.62
         Net Losses                                      $1,113,937.85                   343,617.56               $1,457,555.41

VIII.    Other  Information  Provided  to  FSA

            A.    Credit Enhancement Fee information:

                  Aggregate Principal Balance as of the Accounting Date              $464,709,656.97
                  Multiplied by:  Credit Enhancement Fee  (33 bp's) * (30/360)                0.0275%
                                                                                     ---------------
                       Amount due for current period                                                                 $127,795.16
                                                                                                              ==================

            B.    Dollar amount of loans that prepaid during the Monthly Period                                    $4,688,573.91
                                                                                                              ==================

                  Percentage of loans that prepaid during the Monthly Period                                          1.00892543%
                                                                                                              ==================


                                 Page 2 (1998-C)

   IX.     Spread Account Information                                                      $                    %

           Beginning Balance                                                        $35,913,042.43         7.72806028%

           Deposit to the Spread Account                                             $2,197,643.31         0.47290674%
           Spread Account Additional Deposit                                                 $0.00         0.00000000%
           Withdrawal from the Spread Account                                                $0.00         0.00000000%
           Disbursements of Excess                                                           $0.00         0.00000000%
           Interest earnings on Spread Account                                         $140,235.31         0.03017697%
                                                                                    --------------         ----------

           Ending Balance                                                           $38,250,921.05         8.23114400%
                                                                                    ==============         ==========

           Specified Balance pursuant to Section 3.03 of the
                Spread Account Agreement among Olympic Financial Ltd.,
                Arcadia Receivables Finance Corp., Financial Security
                Assurance Inc. and Norwest Bank Minnesota, National Association     $41,823,869.16         9.00000000%
                                                                                    ==============         ==========

    X.     Trigger Events

           Cumulative Loss and Default Triggers as of September 1, 1998

 --------------------------------------------------------------------------------------------------------------------------------
                                   Loss                         Default                      Loss Event             Default Event
    Month                       Performance                   Performance                    of Default              of Default
 --------------------------------------------------------------------------------------------------------------------------------
      3                            1.05%                         2.11%                          1.33%                   2.66%
      6                            2.11%                         4.21%                          2.66%                   5.32%
      9                            3.05%                         6.10%                          3.85%                   7.71%
      12                           3.90%                         7.79%                          4.92%                   9.84%
      15                           5.02%                        10.03%                          6.34%                  12.68%
      18                           6.04%                        12.07%                          7.63%                  15.25%
      21                           6.93%                        13.85%                          8.75%                  17.50%
      24                           7.70%                        15.40%                          9.73%                  19.45%
      27                           8.10%                        16.21%                         10.24%                  20.47%
      30                           8.43%                        16.86%                         10.65%                  21.29%
      33                           8.71%                        17.43%                         11.01%                  22.01%
      36                           8.96%                        17.92%                         11.32%                  22.63%
      39                           9.08%                        18.15%                         11.47%                  22.93%
      42                           9.17%                        18.34%                         11.58%                  23.16%
      45                           9.25%                        18.49%                         11.68%                  23.36%
      48                           9.31%                        18.62%                         11.76%                  23.52%
      51                           9.36%                        18.73%                         11.83%                  23.65%
      54                           9.41%                        18.81%                         11.88%                  23.76%
      57                           9.44%                        18.88%                         11.92%                  23.84%
      60                           9.46%                        18.93%                         11.95%                  23.91%
      63                           9.48%                        18.96%                         11.97%                  23.95%
      66                           9.49%                        18.98%                         11.99%                  23.98%
      69                           9.50%                        18.99%                         12.00%                  23.99%
      72                           9.50%                        19.00%                         12.00%                  24.00%
 --------------------------------------------------------------------------------------------------------------------------------

     Average Delinquency Ratio equal to or greater than 8.19%                             Yes________            No___X_____

     Cumulative Default Rate (see above table)                                            Yes________            No___X_____

     Cumulative Net Loss Rate (see above table)                                           Yes________            No___X_____

     Trigger Event that occurred as of a prior Determination Date
        is Deemed Cured as of current Determination Date                                  Yes________            No___X_____

XI.  Insurance Agreement Events of Default

     To the knowledge of the Servicer, an Insurance Agreement
        Event of Default has occurred                                                     Yes________            No___X_____

     To the knowledge of the Servicer, a Capture Event has occurred and be continuing     Yes________            No___X_____

     To the knowledge of the Servicer, a prior Capture Event has been cured by
        a permanent waiver                                                                Yes________            No___X_____

     IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                       ARCADIA  FINANCIAL  LTD.

                                       By:
                                               -------------------------------

                                       Name:   Scott R. Fjellman
                                               -------------------------------
                                       Title:  Vice President / Securitization


                                 Page 3 (1998-C)